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                                                                    EXHIBIT 10.6


                         PURCHASE AGREEMENT SUPPLEMENT

         THIS PURCHASE AGREEMENT SUPPLEMENT is a supplement to that certain Purchase Agreement, dated December 15, 1997 (the "Purchase Agreement"), among Pillowtex Corporation, a Texas corporation, the Pillowtex Guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear Stearns & Co. Inc.

         As a result of the consummation of the Merger, the Fieldcrest Guarantors have become direct subsidiaries of the Company and hereby agree to be bound by the terms and provisions applicable to the Fieldcrest Guarantors under the Purchase Agreement, including but not limited to the representations in Section 1 thereof and the agreements in Section 5 thereof, as if the Fieldcrest Guarantors had executed the Purchase Agreement on the date thereof.

         Other than as set forth on Schedule A hereto, the Fieldcrest Guarantors are not a party to any contract or agreement that would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 pursuant to entries (2), (4) and (10) of the Exhibit Table of Item 601 of Regulation S-K under the Securities Act.

         This Purchase Agreement Supplement does not cancel or extinguish any right or obligation of the parties to the Purchase Agreement. The parties hereto agree that the Purchase Agreement shall be supplemented only with respect to the matters referred to herein and the provisions of the Purchase Agreement are otherwise in full force and effect.

         Terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. This Purchase Agreement Supplement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

         THIS PURCHASE AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.
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         If the foregoing correctly sets forth the agreement between the
Fieldcrest Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                          Very truly yours,


                                          FIELDCREST CANNON, INC.
                                          CRESTFIELD COTTON COMPANY
                                          ENCEE, INC.
                                          FIELDCREST CANNON FINANCING, INC.
                                          FIELDCREST CANNON LICENSING, INC.
                                          FIELDCREST CANNON INTERNATIONAL, INC.
                                          FIELDCREST CANNON SURE FIT, INC.
                                          FIELDCREST CANNON TRANSPORTATION, INC.
                                          ST. MARYS INC.
                                          AMOSKEAG COMPANY
                                          AMOSKEAG MANAGEMENT CORPORATION
                                          BANGOR INVESTMENT COMPANY
                                          MOORE'S FALLS CORPORATION
                                          DOWNEAST SECURITIES CORPORATION
                                          FCC CANADA INC.




                                          By: /s/ Jeffrey D. Cordes
                                             ---------------------------------
                                              Name:  Jeffrey D. Cordes
                                              Title: President
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The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


NATIONSBANC MONTGOMERY SECURITIES, INC.
BEAR, STEARNS & CO. INC.


By: NATIONSBANC MONTGOMERY SECURITIES, INC.



By: /s/ Gary Wolfe
   -------------------------------------------
    Name: Gary Wolfe
    Title: Director